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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-31149          95-4040623
         --------                      ---------          ----------
(State or other jurisdiction of       (Commission       (IRS Employer
      incorporation)                  File Number)    Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                                90045-6438
            -----------------------                                ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                    Not Applicable
                                    --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition.

On April 28, 2005, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended April 28, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits

Exhibit                                 Description
--------            ------------------------------------------------------------

   99.1 Press Release dated April 28, 2005 entitled: "California Pizza Kitchen Announces Financial Results for the First Quarter Ended April 3, 2005; Increases Earnings per Fully Diluted Share Guidance for 2005 to $1.13 to $1.15."

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 28, 2005                California Pizza Kitchen, Inc.
                              a Delaware corporation

                              By: /s/ Richard L. Rosenfield
                                  ----------------------------------------------
                                  Richard L. Rosenfield
                                  Co-Chief Executive Officer, Co-President and
                                  Co-Chairman of the Board


                              By: /s/ Larry S. Flax
                                  ----------------------------------------------
                                  Larry S. Flax
                                  Co-Chief Executive Officer, Co-President and
                                  Co-Chairman of the Board

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EXHIBIT INDEX


Exhibit                                 Description
--------            ------------------------------------------------------------

   99.1 Press Release dated April 28, 2005 entitled: "California Pizza Kitchen Announces Financial Results for the First Quarter Ended April 3, 2005; Increases Earnings per Fully Diluted Share Guidance for 2005 to $1.13 to $1.15."